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                                                                    Exhibit 21.1

ARLINGTON HOSPITALITY, INC.
LISTING OF SUBSIDIARIES

                                                                State of
                                                              Incorporation              Ownership
                   Entity                                    or Organization             Percentage
--------------------------------------------               -------------------           ----------
Arlington Hospitality Development, Inc.                         Illinois                   100.00%
Arlington Hospitality Management, Inc.                          Illinois                   100.00%
Arlington Hospitality Staffing, Inc.                            Illinois                   100.00%
Arlington Inns, Inc.                                            Delaware                   100.00%
Arlington Inns of America, Inc.                                 Delaware                   100.00%
Arlington Inns of Illinois, Inc.                                Illinois                   100.00%
Arlington Inns of Michigan, Inc.                                Michigan                   100.00%
Arlington Inns of Ohio, Inc.                                      Ohio                     100.00%
Arlington Lodging Group, Inc.                                   Delaware                   100.00%
Arlington Office Group, Inc.                                    Illinois                   100.00%
AP Equities of Florida, Inc.                                     Florida                   100.00%
AP Hotels of California, Inc.                                  California                  100.00%
AP Hotels of Georgia, Inc.                                       Georgia                   100.00%
AP Hotels of Illinois, Inc.                                     Illinois                   100.00%
AP Hotels of Iowa, Inc.                                           Iowa                     100.00%
AP Hotels of Michigan, Inc.                                     Delaware                   100.00%
AP Hotels of Mississippi, Inc.                                 Mississippi                 100.00%
AP Hotels of Missouri, Inc.                                     Missouri                   100.00%
AP Hotels of Ohio, Inc.                                         Delaware                   100.00%
AP Hotels of Oklahoma, Inc.                                     Oklahoma                   100.00%
AP Hotels of Pennsylvania, Inc.                               Pennsylvania                 100.00%
AP Hotels of Texas, Inc.                                        Delaware                   100.00%
AP Hotels of Wisconsin, Inc.                                    Wisconsin                  100.00%
AP Hotels/Parkersburg, WV, Inc.                               West Virginia                100.00%
AP Lodging of Ohio, Inc.                                          Ohio                     100.00%
AP Properties of Mississippi, Inc.                             Mississippi                 100.00%
AP Properties of Ohio, Inc.                                       Ohio                     100.00%
API of Indiana, Inc.                                             Indiana                   100.00%
API/Athens, OH, Inc.                                              Ohio                     100.00%
API/Columbia City, IN, Inc.                                      Indiana                   100.00%
API/Hammond, IN, Inc.                                            Indiana                   100.00%
API/Lancaster, OH, Inc.                                           Ohio                     100.00%
API/Logan, OH, Inc.                                               Ohio                     100.00%
API/Metropolis, IL, Inc.                                        Illinois                   100.00%
API/Plainfield, Inc.                                             Indiana                   100.00%
API/Washington C.H., OH, Inc.                                     Ohio                     100.00%
Niles, Illinois Hotel Corporation                               Illinois                   100.00%
Shorewood Hotel Investments, Inc.                               Illinois                   100.00%
Metropolis, IL 1292 Limited Partnership                         Illinois                    54.90%
Dayton, Ohio 1291 Limited Partnership                             Ohio                      61.50%
Altoona, PA 792 Limited Partnership                           Pennsylvania                  62.78%